UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2007

Item 1. Report to Stockholders.

FPA Crescent Fund

Semi-Annual Report

September 30, 2007

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

49169

LETTER TO SHAREHOLDERS

Dear Shareholder:

Overview

What a difference a quarter makes. It was just three months ago that we discussed the likely digestive issues coming to debt markets. We did not realize that it would take place within a month. Fear struck the stock and high-yield bond markets as prices of both asset classes took a drubbing. Subprime fears put pressure on the financial markets as liquidity in the credit markets dried up for part of July and August. Concerns regarding the strength of the consumer and economy as a whole increased.

The S&P 500 was down as much as 9.4% from its peak at one point, while the high-yield bond market saw bids disappear. Now, though, it appears that it is all behind us as the stock indices closed solidly in the black by quarter-end, while high-yield bond indices barely broke even, despite the Federal Reserve's 50-basis-point rate cut. Crescent returned -0.62% in the quarter and 7.25% for the year-to-date period. You will find the comparative performance at the end of this letter.

We do not believe that, with home prices declining nationally for the first time since the 1930s and the expected negative impact on consumer spending, the price of oil at a high, the price of gold at a high, and the U.S. dollar at a low, the stock market should also be hitting new highs. As a current billboard points out, goldfish have memories of three seconds. They cannot remember the past much more than they can foretell the future. Stock market investors do not appear to be much different.

Economy

Weak demand for new and existing homes continues. Homebuilders have been aggressively advertising and discounting the prices of their newly constructed homes and yet still sit with 8.3 months of inventory. Meanwhile, the inventory of existing homes has expanded to 10.5 months.1 Individual homeowners have been slower to drop their asking price but, should the housing market remain weak, we expect to see additional price declines and further pressure on the consumer. As UCLA Economist Edward Leamer pointed out in a recent speech, in the ten recessions since WWII, eight were precipitated by housing weakness and in only two cases when housing has collapsed like this has a recession not been the result. The Department of Defense kept the economy afloat in each instance, 1951 and 1967, the Korean and Vietnam Wars.2 This supports a view that the economy is driven more by a consumer cycle than a business cycle.

Retail sales have held up relatively well as consumers have put forth their best effort to keep the economy from tipping into recession as they continue to line up at cash registers. We believe it is very easy to spend to improve one's lifestyle, but far more challenging to retrench once those champagne tastes have been acquired. Now the consumer is clearly slowing for reasons more associated with declining home prices than unemployment. The home-equity piggy bank has been raided one too many times. We forget that from 1971 until 2002, Mortgage Equity Withdrawal (MEW) as a share of Disposable Income (DI) had been largely negative. Negative MEW as a percentage of DI means that there is a net reduction in residential mortgage principal balances. Homeowners, however, have removed unprecedented amounts of equity from their homes since 2002, such that it increased to more than 4% of Disposable Income, when it had never exceeded 1% in any year until 2002.3 This engine of economic growth has not just stalled, it has gone into reverse. It remains to be seen if corporate spending provides enough of an offset to keep the economy moving forward.

We can always continue to borrow – up to a point that is. How much more can we borrow and how much will it cost us? Non-financial debt (consumer, corporate, and government) now totals 215% of GDP, an all-time high. We now, officially, have enough rope by which to hang ourselves. While we do not believe American corporations are highly leveraged, as we have

1 Calculated Risk, available at calculatedrisk.blogspot.com/2007/10/september-existing-home-sales-plummet.html

2 Edward E. Leamer, "Housing and the Business Cycle," speech given at the Housing, Housing Finance, and Monetary Policy Symposium, sponsored by the Federal Reserve Bank of Kansas City, August 7, 2007.

3 "AM Call." Portales Partners, LLC. 25 September 2007.

LETTER TO SHAREHOLDERS

discussed in the past, we find consumer debt to be precariously high. Meanwhile, the U.S. Government has its own tenuous status to reckon with as more of our national debt is financed by foreign investors. The annual growth of foreign investment in U.S. debt has increased from less than 10% in 1999 to almost 50% today.3 This has led to foreigners owning 44.6% of our $4.9 trillion of U.S. Treasury debt. Our lifestyle benefits from the largess of those living outside our borders.

We do not expect this to end well. We either cut back government spending so as to reduce our deficit or print money to repay our borrowings with cheaper dollars. We have maintained a standard of living that requires continual refinancing of existing debt as well as the borrowing of additional money to finance our annual deficits that this year is expected to exceed $200 billion. Since our sovereign debt faces increased competition from investment alternatives around the globe, if we fail to reduce our dependence on outside capital, we will likely need to offer a higher rate of interest to entice prospective buyers of U.S. Treasuries.

A reduction in government spending would likely result in fewer government jobs and less revenues for those companies who sell to United States, and would exacerbate the current economic slowdown. So, as our government debt continues to rise, it should be no surprise that we have ringside seats to the debasement of the U.S. dollar, witnessing an acceleration of its multi-year decline against a basket of the world's leading currencies in 2007. The U.S. dollar has declined almost 20% against the once lowly Brazilian real, continuing the more than 50% decline since 2002. Longer term, we believe a weak U.S. dollar is inflationary and will only serve to place upward pressure on interest rates.

We are not sure what it will take to keep the economy going. We do not profess to be economists and are unclear as to the disparate and not necessarily correlated variables that intertwine what has clearly become a global economy. We maintain though, that a severe U.S. downturn will be felt overseas. Too many economies are dependent on the U.S. consumer's willingness to keep buying televisions, toasters, toys, Toyotas and other products that begin with letters other than "T." It's not like China or India could take up the slack, given that they have not developed much of a middle class. The International Monetary Fund estimates their GDP per capita to be $2,001 and $797, respectively, a far cry from the purchasing power of the U.S. consumer at $44,190.4

Investments

The stock market has not done quite as well as one might think since it bottomed in 2002. From January 2003 through September 2007, the S&P 500 increased at the nominal rate of 14.3%, with dividends reinvested. However, if one were to consider the stock market in the context of the rising prices seen in foreign currencies, gold, oil, corn, and other commodities, its purchasing power has clearly eroded.

A stock market chart depicts a series of peaks and valleys of varying amplitudes. We presently stand on one of those peaks, facing the fall-out of the weakening consumer, wondering about the valley's depth and distance to the next peak. We have no ability to determine either, but we think it unlikely that the greatest lending bubble in modern history will end with the whimper that has been seen heretofore.

We began to get excited during the quarter as stock prices started to decline. Our quarter-end invested position mutes our purchases during the quarter as we reduced our energy position at the same time.

ConocoPhillips remains our largest position. In the third quarter, the company repurchased $2.5 billion of stock, reduced debt outstanding by $900 million, and paid almost $700 million in dividends for a total return of capital to shareholders of $4.1 billion or 3% of its market capitalization in just 3 months. We continue to maintain that its stock price does not reflect the reality of an environment where production has exceeded discoveries for more than two decades and probably just reflects the price of oil stabilizing at prices less than $50 per barrel.

The high-yield bond market has not recovered from its summer malaise, unlike the stock market. There appears to be a disconnect between the two asset

4 International Monetary Fund, available at www.imf.org.

LETTER TO SHAREHOLDERS

classes. We believe that either stock prices need to decline or high-yield bond prices need to increase to bring the two back to parity. Some corporate bonds have begun to appear on our radar. We recently purchased the debt of Castle Holdco, the parent company of Countrywide Assured PLC. We had been owners of Countrywide from 2004 until 2007, when Apollo bought the company alongside management in a leveraged buyout. Our last shares were sold earlier this year at more than two times the price at which we had purchased the stock. The enterprise value at that time approximated £1 billion. We had originally purchased the stock at around £500 million and now we have purchased its senior secured debt. The marked-to-market value of our investment, along with others who own this debt alongside us, totals just £290 million, 60% of our original purchase of the equity and just 2.9x trailing earnings before interest and taxes. For this, we currently receive a mid-teen yield-to-maturity.

The Price/Earnings (P/E) of the stock market appears reasonable at just 16.2x.5 That ratio is biased by a few factors. American corporations presently post profit margins at new highs and well above historic averages. A reversion to the mean lowers earnings and increases the market's P/E. The above-average earnings of energy companies contribute to the lowering of that P/E, 1 to 1.5 multiple points. We believe that earnings in the energy complex will be ahead of historic trends for years to come. Therefore, it might be best to consider the P/E of the market exclusive of energy. Financial service companies have also posted earnings that are well above historic levels and, in our view, unsustainably high. The further we distance ourselves from economic calamity, the greater the feeling of invincibility of investors willing to pay higher multiples for such businesses when, in fact, the inherent leverage in bank, savings and loan, insurance company, etc. should demand greater prudence and lower valuations. Above trend valuations lead to the market appearing cheaper than it is.

Our shopping list is longer than it has been in 3 years. We have a few positions that we are currently building and have orders on the desk for a number of others should our price get met. We, as is our discipline, await the price coming to us, rather than our going to it.

Closing

We are comfortable in protecting the downside. Given that we do not think we have hit bottom and knowing that we could not pick the nadir anyway, we remain cautious about picking the middle. Maybe we act too conservatively? Maybe we will miss the boat? To outperform over time, we believe that we need to sometimes remain on the dock and miss a few outings. We missed the late 90s internet "opportunity," but saved ourselves and our clients the losses of the unfortunate unwinding. We are sure of one thing – we will not always get it right. We can live with missing the occasional boat, if it means that the worst that can happen is that we stay dry.

Respectfully submitted,

Steven Romick
President
October 14, 2007

5 Bloomberg

PARTIAL RE-OPENING TO NEW INVESTORS

The Fund had closed to new sales on February 11, 2005, reflecting the belief that unrestrained growth in the Fund's assets might impair investment flexibility, which would not be in the best interests of Fund shareholders. As we noted in our March 31, 2005 Shareholder Letter, our cash levels were a by-product of not finding investment opportunities at a time when the Fund had strong asset inflows. We said then that, "We aspire to something more than padding our pocketbooks. We hope to continue to provide the strong, risk-adjusted returns to which our shareholders have become accustomed." The Fund has experienced some redemptions beginning in April 2006, not a surprise given that the Fund has been closed to new investors. When a fund has net redemptions for an extended period of time it can create a significant distraction from the investment process by forcing the sale of certain investments prior to reaching their expected potential, increase transaction costs, and reduce its tax efficiency.

On October 2, 2007, the Fund re-opened sales of its shares to new investor accounts opened and held directly at the Fund. Sales to new investors on current broker/dealer and trust trading platforms remain closed. The Board and Mr. Romick feel that this partial re-opening may help to offset the redemptions that occur as part of the typical lifecycle of the average fund shareholder. Mr. Romick also believes that more investment opportunities are beginning to meet the Fund's strict value requirements and, further, that volatile markets may provide more opportunities in the future. Finally, it is the belief of Mr. Romick and the Fund's investment adviser, First Pacific Advisors, LLC, that continued growth in fund assets through mutual fund supermarket platforms is too costly for FPA relative to the value of the services they provide.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2007

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
Stocks
Price/Earnings TTM	13.3	x	22.5	x	17.0	x
Price/Earnings 2007 est.	13.6	x	21.2	x	16.5	x
Price/Book	1.5	x	2.5	x	2.9	x
Dividend Yield	1.3%		1.3%		1.9%
Average Weighted Market Cap (billion)	$36.2		$2.9		$110.5
Median Market Cap (billion)	$3.5		$0.9		$13.4
Bonds
Duration (years)	1.3						5.2
Maturity (years)	1.8						7.9
Yield	4.8%						5.0%

Portfolio Analysis

10 Largest Holdings (excluding U.S. Treasuries)

ConocoPhillips	5.9%
ENSCO International	4.7%
Assurant	3.0%
Reliant Energy	2.7%
Koninklijke Phillips Electronics N.V.	2.7%
Magna International	2.4%
Rowan Companies	1.9%
Chevron	1.9%
Sally Beauty Holdings 10.5% 2016	1.7%
AGCO Capital	1.7%
Total	28.6%

Portfolio Composition

Asset Class
Common Stocks, Long	51.2%
Common Stocks, Short	-4.6%
Preferred Stocks	0.9%
Bonds & Notes	9.0%
Cash & Other	43.5%
Total	100.0%
Geographic
U.S.	46.7%
Europe	5.2%
Other	4.6%

Performance Statistics

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	295.2%	277.1%	423.2%	361.6%
Upside Participation		106.5%	69.8%	81.7%
Loss in Down Months - Cumulative	-114.1%	-130.2%	-234.7%	-198.6%
Downside Participation		87.7%	48.6%	57.4%
Up Month - Average	2.6%	2.4%	3.8%	3.2%
Down Month - Average	-1.9%	-2.3%	-3.8%	-3.4%
Delta between Up/Down months - Average	4.5%	4.7%	7.6%	6.6%
Worst Month	-10.7%	-10.5%	-18.9%	-14.5%
Best Month	12.6%	9.7%	14.4%	9.8%
Standard Deviation	2.88	2.85	4.71	3.98
Sharpe Ratio (using 5% risk-free rate)	2.72	1.83	1.54	1.49
Performance
Quarter	-0.6%	-0.3%	-2.5%	2.0%
Calendar YTD	7.2%	5.3%	6.0%	9.1%
1 Year - Trailing	12.3%	11.2%	15.2%	16.4%
3 Years - Trailing	11.5%	10.5%	15.0%	13.1%
5 Years - Trailing	14.2%	13.4%	19.6%	15.5%
10 Years - Trailing	10.1%	8.4%	9.2%	6.6%
From Inception*	12.8%	10.2%	12.3%	10.9%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2007

HISTORICAL PERFORMANCE

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
Calendar Year
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993*	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. We strive to achieve equity rates of return with less risk than the stock market.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,* 4% better than the equity indexes. FPA Crescent has, on average from inception,* captured 76% of the upside monthly performance but just 53% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.* On average, the Fund's Standard Deviation is 25% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only one calendar year of negative performance since inception,* a loss of 6.3%. Compare that to the following indexes:

	60% R2500/40% LBGC	R2500	S&P 500
Number loss years since inception*	2	2	3
Worst annual loss	6.6%	17.8%	22.1%

Performance

FPA Crescent has beaten the stock indexes above for the inception-to-date time period.*

Lipper has recognized FPA Crescent as the #1 balanced fund for 5 years (out of 428), and #1 for 10 years (out of 234), for periods ended September 30, 2007.

Conclusion

FPA Crescent has met its objective since inception having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.*

NOTES

* Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the indexes begins 6/1/93.

Past performance is not necessarily indicative of future results. The performance data represents past performance, and investment return and principal value will fluctuate so that FPA Crescent Fund shares, when redeemed, may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. there are no assurances that the Fund will meet its stated objectives.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Lehman Brother Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2007

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Charming Shoppes, Inc.	225,000	shs.
Circuit City Stores, Inc.	1,085,100	shs.
ConocoPhillips	62,000	shs.
Covidien, Inc. (1)	551,900	shs.
Foot Locker, Inc.	382,300	shs.
Natixis (1)	150,000	shs.
Wal-Mart Stores, Inc.	40,000	shs.
Non-Convertible Bonds & Debentures
Castle Holdco 4, Ltd. — 9.875% 2015 (1)	$2,500,000
Sally Holdings LLC — 10.5% 2016	$4,000,000
NET SALES
Common Stocks
AGCO Corporation	228,600	shs.
Alfa Laval AB	147,300	shs.
Countrywide PLC (2)	1,476,073	shs.
Crunch Equity Holding, LLC Bondholder Trust Interest (2)	2,235	shs.
EMI Group plc (2)	3,000,000	shs.
Ensco International, Inc.	140,000	shs.
The Finish Line, Inc. (Class A) (2)	1,685,000	shs.
GlobalSantaFe Corporation (2)	412,000	shs.
National Oilwell Varco, Inc. (2)	214,000	shs.
Tate & Lyle PLC (2)	1,133,900	shs.
Preferred Stocks
The Mills Corporation Series G — 7.875% (2)	224,300	shs.
Pennsylvania REIT Investment Trust — 11.00% (2)	45,000	shs.
Non-Convertible Bonds & Debentures
Reliant Energy, Inc. — 9.25% 2010 (2)	$5,000,000
Reliant Energy, Inc. — 9.5% 2013 (2)	$4,750,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2007

COMMON STOCKS — LONG	Shares	Value
ENERGY — 16.4%
Chevron Corporation	275,000	$25,734,500
ConocoPhillips†	933,800	81,959,626
ENSCO International Incorporated†	1,160,000	65,076,000
Patterson-UTI Energy, Inc.	1,000,000	22,570,000
Plains Exploration & Production Co.*	130,000	5,748,600
Rowan Companies, Inc.	730,000	26,703,400
		$227,792,126
RETAILING — 6.3%
Charming Shoppes, Inc.*	1,781,000	$14,960,400
Circuit City Stores, Inc.	1,558,900	12,330,899
Foot Locker, Inc.	1,196,300	18,339,279
Ross Stores, Inc.	221,500	5,679,260
Wal-Mart Stores, Inc.	495,400	21,624,210
Zale Corporation*	650,000	15,041,000
		$87,975,048
AUTOMOTIVE — 4.0%
Magna International Inc. (Class A)†	350,000	$33,708,500
Navistar International Corporation*	345,500	21,317,350
		$55,025,850
INDUSTRIAL PRODUCTS — 4.0%
AGCO Corporation*,†	457,200	$23,212,044
Alfa Laval AB	196,600	12,651,210
Owens Corning*	200,000	5,010,000
Trinity Industries, Inc.	375,150	14,083,131
		$54,956,385
FINANCIAL SERVICES — 3.6%
Assurant, Inc.†	770,000	$41,195,000
Interactive Data Corporation	175,000	4,935,000
Natixis	150,000	3,290,409
		$49,420,409
UTILITIES — 3.3%
PG&E Corporation	160,000	$7,648,000
Reliant Energy, Inc.*	1,489,600	38,133,760
		$45,781,760
CONSUMER NON-DURABLE GOODS — 3.0%
Koninklijke Philips Electronics N.V.	845,000	$37,974,300
WestPoint International, Inc.*,**,††	316,391	3,116,451
		$41,090,751

PORTFOLIO OF INVESTMENTS

September 30, 2007

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
SERVICE — 2.6%
Brink's Company, The	257,500	$14,389,100
G&K Services, Inc.	306,600	12,325,320
Oesterreichische Post AG	250,000	10,050,000
		$36,764,420
AIRLINES — 2.3%
ACE Aviation Holdings Inc. (Class A)	695,800	$18,619,608
Aeroplan Income Fund**	540,807	12,103,260
Jazz Air Income Fund**	225,377	1,796,255
		$32,519,123
HEALTH CARE — 1.6%
Covidien Ltd.*	551,900	$22,903,850
MULTI-INDUSTRY — 1.2%
Onex Corporation	441,400	$16,225,864
REAL ESTATE — 0.8%
Ventas, Inc.	280,000	$11,592,000
INVESTMENT COMPANIES — 0.4%
Ares Capital Corporation	335,300	$5,455,331
OTHER COMMON STOCKS — 1.7%		$23,750,775
TOTAL COMMON STOCKS — 51.2% (Cost $494,640,147)		$711,253,692
PREFERRED STOCK — 0.9% (Cost $11,064,370)
General Motors Corporation Preferred Series B — 5.25%	601,200	$12,799,548
SHORT-TERM U.S. GOVERNMENT — 18.6%
U.S. Treasury Bill — 4.26% 11/15/07	$20,000,000	$19,911,500
U.S. Treasury Bill — 4.17% 12/06/07	50,000,000	49,666,335
U.S. Treasury Bill — 4.015% 12/13/07	100,000,000	99,265,940
U.S. Treasury Bill — 3.95% 12/20/07	90,000,000	89,268,003
		$258,111,778

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount	Value
U.S. GOVERNMENT & AGENCIES — 4.4%
Federal National Mortgage Association — 7.5% 2028	$103,497	$109,077
U.S. Treasury Note — 3.875% 2010†	15,000,000	14,943,750
U.S. Treasury Note — 4.375%% 2010†	40,000,000	40,375,000
U.S Treasury Inflation-Indexed Note — 3.375% 2012†	5,278,950	5,547,432
		$60,975,259
CORPORATE BONDS & DEBENTURES — 4.2%
Castle Holdco 4, Ltd. — 9.875% 2015	$2,500,000	$3,672,360
Dynegy-Roseton Danskamme — 7.27% 2010	1,000,000	1,005,000
Federal-Mogul Corporation — 7.82% 2030 (revolving debt)**	2,942,363	2,854,092
Goodman Global Holding Corp., Inc. — 7.875% 2012	15,970,000	15,730,450
Sally Holdings LLC — 9.25% 2014	1,000,000	1,015,000
Sally Holdings LLC — 10.5% 2016	24,000,000	24,240,000
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	7,300,000
Western Financial Bank — 9.625% 2012	2,950,000	3,139,685
		$58,956,587
INTERNATIONAL GOVERNMENT & AGENCIES — 0.4%
France OATei — 3% 2012	$3,360,030	$5,012,510
TOTAL BONDS & DEBENTURES — 27.6% (Cost $379,858,821)		$383,056,134
TOTAL INVESTMENT SECURITIES — 79.7% (Cost $885,563,338)		$1,107,109,374
SHORT-TERM CORPORATE NOTES — 24.9%
Short-term Corporate Notes:
General Electric Capital Corporation — 4.7% 10/01/07	$51,223,000	$51,223,000
Americal General Finance Corporation — 5.3% 10/01/07	45,000,000	45,000,000
AIG Funding, Inc. — 5.3% 10/09/07	60,570,000	60,498,662
General Electric Capital Services, Inc. — 5.05% 10/15/07	43,932,000	43,845,723
Minnesota Mining and Manufacturing Company — 4.99% 10/17/07	37,987,000	37,902,753
Toyota Motor Credit Corporation — 4.77% 10/29/07	60,000,000	59,777,400
International Lease Finance Corporation — 4.76% 11/02/07	48,267,000	48,062,777
TOTAL SHORT-TERM CORPORATE NOTES (Cost $346,310,315)		$346,310,315
TOTAL INVESTMENTS — 104.6% (Cost $1,231,873,653)		$1,453,419,689

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Shares	Value
COMMON STOCKS — SHORT
Aeroplan Income Fund	(298,200)	$(6,673,716)
Alliance Data Systems Corporation*	(35,000)	(2,710,400)
American Capital Strategies, Ltd.	(121,000)	(5,170,330)
AMR Corporation*	(117,100)	(2,610,159)
AutoNation, Inc.*	(191,700)	(3,396,924)
Brunswick Corporation	(157,000)	(3,589,020)
Coldwater Creek Inc.*	(176,400)	(1,915,704)
General Motors Corporation	(70,100)	(2,572,670)
Gilden Activewear Inc.*	(106,600)	(4,198,974)
IKON Office Solutions, Inc.	(8,700)	(111,795)
Jarden Corporation*	(102,900)	(3,183,726)
Jazz Air Income Fund	(131,600)	(1,048,852)
Landry's Restaurants, Inc.	(124,900)	(3,304,854)
L.G. Philips LCD Cp., Ltd. — ADRs*	(164,000)	(3,926,160)
LUKOIL OAO — ADRs	(61,900)	(5,143,890)
Marvel Enterprises, Inc.*	(172,300)	(4,038,712)
MBIA Inc.	(52,000)	(3,174,600)
Taiwan Semiconductor Manufaturing Company Limited — ADRs	(288,030)	(2,914,864)
TCF Financial Corporation	(130,800)	(3,424,344)
West Marine, Inc.*	(115,000)	(1,328,250)
TOTAL COMMON STOCKS — SHORT — (4.6)% (Proceeds $63,470,508)		$(64,437,944)
Other assets less liabilities, net — 0.0%		$921,288
TOTAL NET ASSETS — 100.0%		$1,389,903,033

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 1.4% of total net assets at September 30, 2007.

†  Security segregated as collateral for common stocks sold short.

††  WestPoint International is illiquid and has been valued by Board of Trustees in accordance with the Fund's fair value procedures.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

ASSETS
Investments at value:
Investment securities — at market value
(identified cost $885,563,338)	$1,107,109,374
Short-term investments — at amortized cost (maturities 60 days or less)	346,310,315	$1,453,419,689
Cash		906
Deposits for securities sold short		3,091,998
Receivable for:
Investment securities sold	$5,253,203
Dividends and accrued interest	2,891,062
Capital stock sold	682,969
Miscellaneous	1,369	8,828,603
		$1,465,341,196
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $63,470,508)	$64,437,944
Investment securities purchased	8,364,376
Advisory fees and financial services	1,267,314
Capital Stock repurchased	788,309
Accrued expenses	342,958
Dividends on securities sold short	237,262	75,438,163
NET ASSETS		$1,389,903,033
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 51,029,912 outstanding shares		$1,097,170,205
Undistributed net realized gain on investments		64,262,765
Undistributed net investment income		7,891,463
Unrealized appreciation of investments		220,578,600
NET ASSETS		$1,389,903,033
NET ASSET VALUE
Offering and redemption price per share		$27.24

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2007

INVESTMENT INCOME
Interest		$18,745,794
Dividends		7,621,114
		$26,366,908
EXPENSES:
Advisory fees	$7,100,262
Short sale dividend expense	855,803
Financial services	710,026
Transfer agent fees and expenses	708,341
Reports to shareholders	56,599
Custodian fees and expenses	51,364
Trustees' fees and expenses	30,000
Registration fees	22,138
Audit and tax services	21,959
Legal fees	7,726
Other expenses	46,410	9,610,628
Net investment income		$16,756,280
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$76,955,559
Net realized loss on sale of investment securities sold short	(11,480,253)
Net realized gain on investments		$65,475,306
Change in unrealized appreciation of investments:
Investment securities	$(26,502,265)
Investment securities sold short	12,575,209
Change in unrealized appreciation of investments		(13,927,056)
Net realized and unrealized gain on investments		$51,548,250
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$68,304,530

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$16,756,280		$37,202,487
Net realized gain on investments	65,475,306		82,618,309
Change in unrealized appreciation of investments	(13,927,056)		2,585,058
Change in net assets resulting from operations		$68,304,530		$122,405,854
Distribution to shareholders from:
Net investment income	$(25,293,229)		$(27,347,921)
Net realized capital gains	(29,846,010)	(55,139,239)	(68,446,317)	(95,794,238)
Capital Stock transactions:
Proceeds from Capital Stock sold	$66,518,575		$172,860,745
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	45,137,665		79,318,471
Cost of Capital Stock repurchased *	(142,167,440)	(30,511,200)	(245,596,810)	6,582,406
Total change in net assets		$(17,345,909)		$33,194,022
NET ASSETS
Beginning of period, including undistributed net investment income of $16,428,412 and $6,563,677 at March 31, 2007 and 2006, respectively		1,407,248,942		1,374,054,920
End of period, including undistributed net investment income of $7,891,463 and $16,428,412 at September 30, 2007 and March 31, 2007, respectively		$1,389,903,033		$1,407,248,942
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,411,895		6,531,780
Shares issued to shareholders upon reinvestment of dividends and distributions		1,631,875		3,004,565
Shares of Capital Stock repurchased		(5,177,484)		(9,292,315)
Change in Capital Stock outstanding		(1,133,714)		244,030

*  Net of redemption fees of $24,311 and $98,966 for the periods ended September 30, 2007 and March 31, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2007		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$26.98		$26.47	$24.18	$22.74	$17.01	$18.31
Income from investment operations:
Net investment income	$0.34		$0.72	$0.39	$0.11	$0.17	$0.35
Net realized and unrealized gain (loss) on investment securities	1.01		1.66	2.82	1.78	5.71	(1.22)
Total from investment operations	$1.35		$2.38	$3.21	$1.89	$5.88	$(0.87)
Less distributions:
Dividends from net investment income	$(0.50)		$(0.53)	$(0.33)	$(0.08)	$(0.15)	$(0.43)
Distributions from net realized capital gains	(0.59)		(1.34)	(0.59)	(0.37)	—	—
Total distributions	$(1.09)		$(1.87)	$(0.92)	$(0.45)	$(0.15)	$(0.43)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$27.24		$26.98	$26.47	$24.18	$22.74	$17.01
Total investment return**	4.94%		9.26%	13.52%	8.43%	34.67%	(4.82)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,389,903		$1,407,249	$1,374,055	$1,102,149	$492,114	$178,396
Ratio of expenses to average net assets	1.36	%†‡	1.35%‡	1.39%‡	1.40%‡	1.41%‡	1.54%
Ratio of net investment income to average net assets	2.37	%†	2.68%	1.45%	0.57%	0.67%	2.06%
Portfolio turnover rate	22	%†	29%	24%	17%	20%	39%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2007 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2007, March 31, 2007, March 31, 2006, March 31, 2005, and March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.12%, 0.10%, 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2007, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $102,801,378 for the period ended September 30, 2007. The proceeds and cost of securities sold resulting in net realized gains of $65,475,306 aggregated $295,059,232 and $229,583,925, respectively, for the period ended September 30, 2007. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2007 for federal tax purposes was $886,651,724. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2007 for federal income tax purposes was $250,564,908 and $30,107,258, respectively, resulting in net unrealized appreciation of $220,457,650.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended September 30, 2007, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized

NOTES TO FINANCIAL STATEMENTS

tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2003 or by state tax authorities for years ended before March 31, 2002.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

The Adviser commenced providing advisory services on October 1, 2006 under a new investment advisory agreement approved by shareholders on May 1, 2006. The Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior advisor. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the six months ended September 30, 2007, the Fund paid aggregate fees of $30,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 4 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended September 30, 2007, the Fund collected $24,311 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2007

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2007	$1,000.00	$1,000.00
Ending Account Value September 30, 2007	$1,049.40	$1,018.10
Expenses Paid During Period*	$6.99	$6.90

*  Expenses are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2007 (183/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Trustee & Chairman† Years Served: 5	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (62)*	Trustee† Years Served: 5	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

A. Robert Pisano – (63)*	Trustee† Years Served: 5	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund.

Patrick B. Purcell – (64)*	Trustee† Years Served: 1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Trustee† Years Served: 5	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (44)	Trustee,† President & Chief Investment Officer Years Served: 5	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (63)	Vice President Years Served: 5	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (47)	Treasurer Years Served: 5	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 5	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 5	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

TICKER SYMBOL: FPACX
CUSIP: 30254T759

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington., D.C. and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.              Code of Ethics. Not Applicable to this semi-annual report.

Item 3.              Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4               Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.              Audit Committee of Listed Registrants. Not Applicable.

Item 6.              Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.              Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.              Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.              Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.            Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.           Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.           Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 28, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   November 28, 2007